UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2014

CEREPLAST, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34689	91-2154289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2213 Killion Avenue, Seymour, Indiana		47274
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 220 5400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on February 10, 2014, Cereplast, Inc. (the “Company”) filed a voluntary petition in the United States Bankruptcy court for the Southern District Of Indiana (the “Bankruptcy Filing”) seeking relief under Chapter 11 of Title 11 of the United States Code Case No. 14-90200-BHL-11.

In connection with the Bankruptcy Filing, on February 14, 2014, the Company entered into a Debtor-in-Possession Loan Agreement (the “DIP Credit Agreement”) with ProCap Funding (the “Lender”).  Pursuant to the terms of the DIP Credit Agreement, the Lender agrees to lend in an aggregate principal amount of up to $1,000,000.  The DIP Credit Agreement remains subject to the issuance of a final order by the Bankruptcy Court.

The Company has agreed to provide unconditional guarantees of the obligations of the Company under the DIP Credit Agreement.  Under the terms of the DIP Credit Agreement, the interest on the loans provided thereunder will accrue at a base rate of 5% per annum.  The obligations of the Company under the DIP credit Agreement are secured by a first-priority security interest in and lien upon all of the existing and after-acquired personal property of the Company.  The security and pledges are subject to certain exceptions.

The DIP Credit Agreement limits, amount other things, the Company’s ability to (i) incur indebtedness, (ii) incur or create liens, (iii) dispose of assets, (iv) prepay subordinated indebtedness and make other restricted payments, and (v) modify the terms of certain material contracts of the Company.  In addition to the standard obligations, the DIP Credit Agreement, provides for periodic delivery by the Company of various financial statements set forth in the DIP Credit Agreement. Availability under the DIP Credit Agreement may be further subject to reserves and other limitations and the entry of a final order by the Bankruptcy Court.

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 19, 2014
CEREPLAST, INC.

/s/ Frederic Scheer
Frederic Scheer
Chief Executive Officer

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